EXHIBIT 99.N3

                                     FORM OF

                                   SCHEDULE S

                                 WESTWOOD FUNDS



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              FUNDS                              INSTITUTIONAL CLASS
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     WHG Income Opportunity Fund                        X
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         WHG SMidCap Fund                               X
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     [WHG Large Cap Value Fund                          X]
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